Goodwill and acquisitions	6 Months Ended
Jun. 30, 2018
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Goodwill and acquisitions
14.	Goodwill and acquisitions

Goodwill in relation to subsidiary undertakings decreased by £2.4 million (30 June 2017: £132.2 million) in the period. This movement includes the effect of currency translation, goodwill arising on acquisitions completed in the period and adjustments to goodwill relating to acquisitions completed in prior years.

The contribution to revenue and operating profit of acquisitions completed in the period was not material. There were no material acquisitions completed during the period or between 30 June 2018 and the date the interim financial statements were approved.